UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2013

CONSUMERS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio	033-79130	34-1771400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

614 East Lincoln Way, P.O. Box 256, Minerva, Ohio 44657

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 868-7701

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

On March 15, 2013, Consumers Bancorp, Inc. issued a press release announcing that it has set 5:00 P.M. eastern daylight saving time on March 26, 2013 as the record date for its previously announced shareholder rights offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

Exhibit Number	Description

99.1	Press Release of Consumers Bancorp, Inc., dated March 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consumers Bancorp, Inc.

By:	/s/ Ralph J. Lober, II
Ralph J. Lober, II President and Chief Executive Officer

Date: March 15, 2013